The Leading Financial Services Platform for the US Cannabis Industry

SAFE HARBOR FINANCIAL



The Issue
Despite rapid growth in the cannabis industry, there is still limited access to reliable cannabis financing and banking solutions.

Company Overview:

Safe Harbor Financial (SHF) has been providing industry-leading cannabis banking services since 2015. Cannabis companies do not currently have access to an all-encompassing financial services solution. SHF is positioned to capture customers and increased market share by providing access to the entire services ecosystem, creating massive economic opportunity.

Rapidly Growing & Fragmented Market:

Cannabis-related businesses are quickly scaling and require a safe commercial banking solution.



Bank Accounts
Cash Management
FX Services
Commercial Mortgages
Business Loans
Payment Systems
Debit Card
Real Estate & Mortgage
Mobile / Online Access
SAFE HARBOR FINANCIAL

US Cannabis Retail Sales Estimates (2020 – 2025)[1]



Medical: 14% CAGR
Adult-Use: 20% CAGR
$20B
$26B
$32B
$37B
$42B
$46B
2020
2021
2022
2023
2024
2025

[1]Medical and adult use
Source: Wall Street analysis and industry reports

Safe Harbor's Full Solutions Capabilities Will Continue To Attract Sticky Long-Term Customers

70,000+ CRBs
Within Existing Cannabis Market

7 States
Approved Adult Use Since November 2020

$45B+ Sales
Expected by 2025

36 States
With Medical Marijuana Programs

18 States
Fully Legalized

Untapped Market Opportunity in a Rapidly Growing Sector + Strong Growth Profile + High Margins + Strong Cash Flow Conversion

Uniquely Positioned to Capture National Market Share:

Safe Harbor has established continued growth which will be further compounded by geographic expansion and industry growth.


<$1M
<$1M
<$1M
$17M
$2M
$113M
<$1M
$200M
$34M
$5M
$1.4B
$243M
$5M
<$1M
$2M
<$1M
$13M
$79M

SHF Deposits
Additional Legalized[1]

[1]Includes medical and/or adult use cannabis. Does not include states that have legalized CBD-only.
Source: Wall Street analysis and industry reports

$12B+ Cannabis Funds Processed

$300M Per Month in CRB Deposits

16 Passed State and Federal Exams

20 States of Operation

8 Years of Cannabis Financial Services Experience

~600 Accounts in Portfolio

Pioneering the Cannabis Financial Services Industry

- **2015** --- Initial development of program / Test launch
- **2016** --- National Education / Cashless ATM Service
- **2017** --- Regulator Education / Out-of-State Accounts / FinTech System / Launch CUSO1
- **2018** --- Multi-State Operator Accounts / Internal Automation / Relationships Established
- **2019** --- Payment Processing / Expanded BSA Focus
- **2020** --- Treasury and Custodial Accounts / Cannabis Lending Program Established
- **2021** --- Sundie Seefried (CEO) and Team to FT @ SHF / Separate SHF from Credit Union Operations



Sundie Seefried
Chief Executive Officer

Sundie Seefried is the CEO of Safe Harbor Financial and a 35-year veteran of the credit union industry. Sundie is considered a pioneer and proven leader in the cannabis financial services industry, providing banking solutions to CRB businesses.

SAFE HARBOR FINANCIAL

A New Wave of Capital for the Cannabis Industry



Disclaimers

NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by Northern Lights Acquisition Corp. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund.

This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein is intended only as an outline that has been prepared to introduce interested parties to the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

PENDING BUSINESS COMBINATION

As previously disclosed, on February 11, 2022, the Company and 5AK, LLC, the Company's sponsor (the "Sponsor"), entered into a definitive unit purchase agreement (the "Unit Purchase Agreement") with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the "Target"), SHF Holding Co., LLC, the sole member of the Target (the "Seller"), Partner Colorado Credit Union, the sole member of the Seller (the "Seller Parent").

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed business combination involving the Company and the Target will be submitted to the stockholders of the Company for their consideration. The Company has filed a preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") on April 15, 2022 to be distributed to the stockholders of the Company in connection with the Company's solicitation for proxies for the vote by the stockholders of the Company in connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been cleared for dissemination by the SEC, the Company will mail a definitive proxy statement (the "Definitive Proxy Statement") and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of the Company and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the Company's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about the Company, the Target, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by the Company, without charge, at the SEC's website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's stockholders with respect to the business combination. Information about those directors and executive officers and a description of their interests in the Company is contained in the Company's Registration Statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, and the Preliminary Proxy Statement, each of which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Northern Lights Acquisition Corp., 10 East 53rd Street, Suite 3001, New York, NY, 10022.

The Seller, the Seller Parent, the Target, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the business combination. A list of the names of such parties and information regarding their interests in the business combination may be obtained by reading the Preliminary Proxy Statement and the Definitive Proxy Statement regarding the business combination when it becomes available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target's services, the Target's growth prospects and the Target's market size, the Target's projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction, the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company's securities, the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the effect of the announcement or pendency of the proposed business combination on the Company's or the Target's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Unit Purchase Agreement or the proposed business combination, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target's business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and other statements regarding the Target's and the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company's reports filed with the SEC and the Preliminary Proxy Statement and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company's securities; (ii) the risk that the transactions contemplated by the Unit Purchase Agreement may not be completed by the Company's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Unit Purchase Agreement, including the adoption of the Unit Purchase Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company's public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Unit Purchase Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Unit Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Unit Purchase Agreement on the Target's business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Unit Purchase Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Unit Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (x) the price of the Company's securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target's business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Unit Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target's operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target's products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

FINANCIAL INFORMATION

The historical financial information regarding the Target contained in this Presentation has been taken from or prepared based on historical financial statements of the Target. An audit of such financial statements in accordance with the requirements of the Public Company Accounting Oversight Board has been completed and such financial statements have been included in the Preliminary Proxy Statement and will be included in the Definitive Proxy Statement.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's or the Target's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company and the Target believe that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

NON-GAAP FINANCIAL MEASURES

This Presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. Management of the Company has included the non-GAAP measures to demonstrate certain metrics that are valuable in evaluating the Target's historical and prospective results of operations. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net profit/loss before taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Target's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's and the Target's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. None of the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Target operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. None of the Company, the Target or any of their respective affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR

Safe Harbor is the result of carved-out operations of Partner Colorado Credit Union ("PCCU"). The predecessor to Safe Harbor, Eagle Legacy Services, PLLC d/b/a Safe Harbor Services ("SHS"), was established as a limited liability company, acting as a credit union service organization in accordance with applicable laws, in order to provide financial, lending and operational services primarily to the cannabis industry and cannabis related businesses, and was a wholly owned subsidiary of PCCU. The historical financial information for Safe Harbor included in this Presentation include the results of SHS as well as the results of certain attributable to certain credit union branches of PCCU.